================================================================================




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                              ---------------------

                                    FORM 8-K
                              ---------------------


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2004


                              ---------------------

                        GOLDEN WEST FINANCIAL CORPORATION

                              ---------------------



                          Commission file number 1-4629

               Incorporated Pursuant to the Laws of Delaware State

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420













================================================================================

Item 9.  Regulation FD Disclosure.

         The following information is furnished under Item 12 (Results of Operations and Financial Condition).

        Exhibit No.     Exhibit

        99.1            First Quarter 2004 Earnings Press Release

        99.2            March 2004 Thirteen Month Statistical Data Press Release







                                                        SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     GOLDEN WEST FINANCIAL CORPORATION


Dated:  April 22, 2004
                                      /s/ Russell W. Kettell
                                     -------------------------------------------
                                     Russell W. Kettell
                                     President and
                                     Chief Financial Officer

April 20, 2004


                                                                    Exhibit 99.1
FOR FURTHER INFORMATION CONTACT                            FOR IMMEDIATE RELEASE
William C. Nunan, Group Senior Vice President
Telephone:  (510) 446-3614

April 20, 2004

                GOLDEN WEST REPORTS RECORD FIRST QUARTER EARNINGS
                              AND LOAN ORIGINATIONS

Oakland, California: Golden West Financial Corporation, parent of World Savings Bank, announced record diluted earnings per share of $1.93 for the first three months of 2004, up 16% from the $1.67 reported during the same period in 2003. The Company also reported all-time high first quarter mortgage originations of $9.4 billion, up from $6.9 billion one year earlier.

In discussing the Company's year-over-year quarterly results, Herbert M. Sandler, Chairman of the Board and Chief Executive Officer of Golden West, remarked, "Our loan volume in the first quarter of 2004 was 35% higher than in the same period of 2003, in large part because of the desirability of our primary product, the adjustable rate mortgage or ARM. ARMs were attractive because the rates on these loans were even less than the more traditional fixed-rate mortgage." Sandler added, "Golden West's growth is especially noteworthy, since early indications are that first quarter mortgage originations in the U.S. market as a whole were considerably lower than in 2003."

Continuing his quarterly comparisons, Sandler said, "The record loan volume we generated in the first three months of 2004 far exceeded the payoffs of our existing mortgages. As a result, our loan portfolio, which is our primary earning asset, grew $4.8 billion, or at a 24% annualized rate." He further noted, "Rapid expansion is nothing new. Since the first quarter of last year, the Company's loan balances have increased 24%, providing impetus for earnings growth."

Wrapping up his comments on the Company's lending results, Sandler pointed out, "It is important to note that during the first quarter 98% of Golden West's new originations consisted of adjustable rate loans, up from 91% a year ago. This increase is significant, because ARMs help limit the exposure of our earnings to swings in interest rates."

Moving to the subject of general and administrative expenses (G&A), Sandler said, "In keeping with the Company's long-standing emphasis on cost control, our numbers remained among the lowest in the financial services industry." Golden West's ratio of G&A to average assets was .95% in the first three months of 2004, down from .98% one year earlier. Sandler continued, "While average assets grew 21% from the first quarter of last year, our G&A expenses rose only 18%. As you would expect, a large portion of the spending increase was used to support record loan volume. The additional costs also reflect our continued investment in people and technology to ensure we have the resources in place to take advantage of future growth opportunities."

Touching on an additional earnings related topic, Sandler stated, "Tax expense was lowered $5.8 million in the first quarter by a reduction in the Company's combined state tax rate, which included a $3.8 million decrease in deferred state taxes."

Switching to the topic of loan quality, Sandler explained, "A key measurement of the success of our credit risk management is the ratio of nonperforming assets and troubled debt restructured to total assets." At March 31, 2004 Golden West's ratio was .48%, down from .63% one year earlier. "As our low percentage indicates, we remain committed to originating high-quality mortgages in order to minimize credit risk."

In other first quarter news, Golden West reported retail deposit growth of $657 million, down from $2.5 billion one year earlier. Commenting on the Company's results, Sandler stated, "A strong stock market together with the low rates being offered on savings accounts have caused savers to look at other investment opportunities. As a result, deposit inflows have slowed from the high levels experienced in 2002 and 2003."

Finally, the Company reported that during the first quarter World Savings Bank, Golden West's primary operating subsidiary, successfully brought to market $1.0 billion of floating-rate notes, the first debt issuance by either Golden West or World Savings since the third quarter of 2002. Sandler commented that, "Issuing this debt, which consisted of $700 million of two-year notes and $300 million of five-year notes, provided an additional source of funds to support the growth of our loan portfolio."

Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $85 billion as of March 31, 2004. The Company opened its first savings branch in New York state during the first quarter and now operates 492 savings and lending offices in 38 states under the World name. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Options on the Company's stock are traded on the Chicago Board Options Exchange and the Pacific Exchange.

Golden West investor information is available at www.gdw.com. Information about the Company's home loans and savings and checking accounts can be found at www.worldsavings.com and about its proprietary no-load mutual funds and annuities at www.atlasfunds.com.

Information in this Press Release may contain various forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include projections, statements of the plans and objectives of management for future operations, statements of future economic performance, assumptions underlying these statements and other statements that are not statements of historical facts. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond Golden West's control. Should one or more of these risks, uncertainties or contingencies materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated. Among the key risk factors that may have a direct bearing on Golden West's results of operations and financial condition are competitive practices in the financial services industries; operational and systems risks; general economic and capital market conditions, including fluctuations in interest rates; economic conditions in certain geographic areas; and the impact of current and future laws, governmental regulations, and accounting and other rulings and guidelines affecting the financial services industry in general and Golden West's operations in particular. In addition, actual results may differ materially from the results discussed in any forward-looking statements.

                                      # # #
                         Financial Information Attached

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF NET EARNINGS
                            AND OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)




                                                   Three Months Ended
                                                        March 31
                                             -------------------------------
                                                 2004              2003
                                             --------------    -------------
Interest Income
    Interest on loans                          $   878,816      $   773,829
    Interest on mortgage-backed securities          43,677           78,915
    Interest and dividends on investments           17,264           24,690
                                             --------------    -------------
                                                   939,757          877,434
Interest Expense
    Interest on deposits                           215,900          250,102
    Interest on advances                            73,038           69,941
    Interest on repurchase agreements                6,922            1,269
    Interest on other borrowings                    24,643           27,381
                                             --------------    -------------
                                                   320,503          348,693
                                             --------------    -------------
Net Interest Income                                619,254          528,741
Provision for loan losses                              241            4,479
                                             --------------    -------------
Net Interest Income after Provision for            619,013
    Loan Losses                                                     524,262
Noninterest Income
    Fees                                            40,674           34,511
    Gain on the sale of securities, MBS and
loans                                                2,962           15,323
    Change in fair value of derivatives              1,082            2,853
    Other                                           15,089           14,375
                                             --------------    -------------
                                                    59,807           67,062
Noninterest Expense
    General and administrative:
        Personnel                                  130,998          104,996
        Occupancy                                   20,394           18,489
        Technology and telecommunications           21,019           20,904
        Deposit insurance                            1,770            1,621
        Advertising                                  5,256            5,977
        Other                                       20,077           17,723
                                             --------------    -------------
                                                   199,514          169,710

Earnings before Taxes on Income                    479,306          421,614
Taxes on Income                                    179,582          161,549
                                             --------------    -------------
Net Earnings                                  $    299,724      $   260,065
                                             ==============    =============

Basic Earnings Per Share                             $1.97       $     1.70
                                             ==============    =============
Diluted Earnings Per Share                           $1.93       $     1.67
                                             ==============    =============

Average common shares outstanding              152,273,637      153,347,780
Average diluted common shares outstanding      155,040,581      155,851,663

Ratios: (a)
  Net earnings / average stockholders' equity      19.65%           20.32%
  Net earnings / average assets                     1.42%            1.50%
  Net interest margin (b)                           2.99%            3.14%
  General and administrative expense /
    average assets                                   .95%             .98%
  Efficiency ratio (c)                             29.38%           28.48%

(a) Ratios are annualized by multiplying the quarterly computation by four. Averages are computed by adding the beginning balances and each monthend balance during the quarter and dividing by four.
(b) Net interest margin is net interest income divided by average earning assets.
(c) Efficiency ratio is general and administrative expense divided by the sum of net interest income and noninterest income.

                                    GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                                      CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                                 AND OTHER FINANCIAL DATA
                                                       (Unaudited)
                                     (Dollars in thousands except per share figures)


                                                  Mar. 31          Dec. 31        Sep. 30         Jun. 30         Mar. 31
                                                   2004             2003            2003            2003            2003
                                                 ------------    ------------    -----------     -----------     -----------

ASSETS
Cash                                            $    248,710    $    260,823     $   219,000      $  267,960     $   305,998
Securities available for sale at fair value        1,123,463       1,879,443         950,329         604,998         618,377

Purchased mortgage-backed securities
   available for sale at fair value                   19,895          22,071          24,824          27,524          31,727
Purchased mortgage-backed securities
   held to maturity at cost                          437,580         433,319         425,741         106,098         132,654
Mortgage-backed securities with recourse
   held to maturity at cost (a)                    2,342,210       3,650,048       4,078,140       4,667,649       5,281,816
Loans held for sale                                  157,666         124,917         324,297         502,308         473,303
Loans held in portfolio less allowance for
   loan losses (a)                                80,121,686      74,080,661      68,096,299      63,991,745      61,138,534
                                                 ------------    ------------    -----------     -----------     -----------
     Total Loans Receivable and Mortgage-Backed   83,079,037      78,311,016      72,949,301      69,295,324      67,058,034
        Securities
  Interest earned but uncollected                    191,475         183,761         179,091         198,639         191,377
  Investment in capital stock of Federal Home
     Loan Banks at cost which approximates
     fair value                                    1,203,589       1,152,339       1,142,582       1,132,714       1,121,798
  Foreclosed real estate                              13,348          13,904          16,838          11,027          11,362
  Premises and equipment, net                        367,579         360,327         355,955         355,042         356,301
  Other assets                                       377,570         388,277         344,744         332,321         340,256
                                                 ------------    ------------    -----------     -----------     -----------
                                                $ 86,604,771    $ 82,549,890     $76,157,840     $72,198,025     $70,003,503
                                                 ============    ============    ===========     ===========     ===========

LIABILITIES and
STOCKHOLDERS' EQUITY
  Deposits                                      $ 47,383,623    $ 46,726,965     $46,145,048     $44,385,717     $43,503,235
  Advances from Federal Home Loan Banks           24,805,930      22,000,234      19,689,871      19,927,189      18,882,322
  Securities sold under agreements to repurchase   2,672,049       3,021,385         721,639          21,247          21,988
  Federal funds purchased                                  0               0         300,000         265,000         200,000
  Bank notes                                       2,504,917       3,015,854       1,489,946          99,990               0
  Senior debt                                      1,989,944         991,257         990,862         990,467         990,076
  Subordinated notes                                       0               0         200,000         199,955         199,911
  Taxes on income                                    627,431         561,406         580,969         533,122         615,978
  Other liabilities                                  377,018         285,521         404,258         363,584         396,322
  Stockholders' equity                             6,243,859       5,947,268       5,635,247       5,411,754       5,193,671
                                                 ------------    ------------    -----------     -----------     -----------
                                                 $86,604,771     $82,549,890     $76,157,840     $72,198,025     $70,003,503
                                                 ============    ============    ===========     ===========     ===========

Book value per common share                     $      40.95    $      39.10     $    37.10       $   35.50       $   34.00
Common shares outstanding                        152,492,139     152,119,108     151,900,958     152,451,133     152,774,708

(a)  During the first quarter of 2004, the Company desecuritized $1 billion of Mortgage-backed securities with recourse held to maturity and the underlying loans were transferred to the loan portfolio.

                                    GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                                              QUARTERLY FINANCIAL HIGHLIGHTS
                                                       (Unaudited)
                                     (Dollars in thousands except per share figures)




                                                                             For the Quarter Ended
                                             --------------------------------------------------------------------------------------
                                                Mar. 31           Dec. 31           Sep. 30           Jun. 30           Mar. 31
                                                 2004               2003             2003              2003               2003
                                             --------------    --------------    --------------    --------------    --------------


Net interest income                           $    619,254      $    584,692      $    553,330      $    541,621      $    528,741
Provision for loan losses                              241             1,802             2,082             3,501             4,479
Noninterest income                                  59,807            72,598            90,740            82,930            67,062
Noninterest expense                                199,514           192,572           181,053           177,180           169,710
                                             --------------    --------------    --------------    --------------    --------------
Earnings before taxes on income                    479,306           462,916           460,935           443,870           421,614
Taxes on income                                    179,582           172,261           178,029           171,397           161,549
                                             --------------    --------------    --------------    --------------    --------------
Net earnings                                  $    299,724      $    290,655      $    282,906      $    272,473      $    260,065
                                             ==============    ==============    ==============    ==============    ==============

Basic EPS                                     $       1.97      $       1.91      $       1.86      $       1.79      $       1.70
Diluted EPS                                   $       1.93      $       1.88      $       1.83      $       1.76      $       1.67

Average common shares outstanding              152,273,637       152,001,578       152,180,798       152,582,771       153,347,780
Average diluted common shares outstanding      155,040,581       154,830,609       154,810,821       155,091,780       155,851,663

Number of shares repurchased and retired                 0                 0           630,000           486,975           839,395
Cost of shares repurchased                    $          0      $          0      $     53,407      $     37,086      $     60,737
Remaining number of shares authorized for
repurchase                                       9,328,179         9,328,179         9,328,179         9,958,179        10,445,154

Ratios: (a)
  Net earnings / average stockholders'
equity (ROE)                                         19.65%            20.09%            20.48%            20.50%            20.32%
  Net earnings / average assets (ROA)                 1.42%             1.47%             1.53%             1.53%             1.50%
  Net interest margin (b)                             2.99%             3.01%             3.07%             3.13%             3.14%
  General and administrative expense /
average assets                                         .95%              .97%              .98%              .99%              .98%
  Efficiency ratio (c)                               29.38%            29.30%            28.11%            28.37%            28.48%

Loan loss reserve                             $    289,351      $    289,937      $    288,949      $    287,868      $    284,673
Net loan chargeoffs                           $        827      $        814      $      1,001      $        306      $        903

Stockholders' equity / total assets                   7.21%             7.20%             7.40%             7.50%             7.42%

Total deposit net activity                    $    656,658      $    581,917      $  1,759,331      $    882,482      $  2,464,438

(a)  Ratios are annualized by multiplying the quarterly computation by four.  Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.
(b)  Net interest margin is net interest income divided by average earning assets.
(c)  Efficiency ratio is general and administrative expense divided by the sum of net interest income and noninterest income.

                                    GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                                                   OTHER FINANCIAL DATA
                                                       (Unaudited)
                                                  (Dollars in thousands)


                                                                             For the Quarter Ended
                                             --------------------------------------------------------------------------------------
                                                Mar. 31           Dec. 31           Sep. 30           Jun. 30           Mar. 31
                                                 2004               2003             2003              2003               2003
                                             --------------    --------------    --------------    --------------    --------------


AVERAGE BALANCES  (a)

  Cash and investments                        $  1,641,994      $  1,409,734      $  1,275,081      $  1,099,522      $  1,331,028
  Loans receivable and mortgage-backed
    securities                                  80,498,053        75,544,443        70,888,271        68,162,253        65,949,782
  Investment in capital stock of Federal Home
    Loan Banks                                   1,165,153         1,146,948         1,137,138         1,126,629         1,097,405
  Deposits                                      47,029,050        46,448,866        45,314,936        43,891,768        42,339,391
  Advances from Federal Home Loan Banks         23,231,041        20,642,344        19,417,796        19,765,434        18,598,691
  Securities sold under agreements to
   repurchase                                    2,558,780         1,921,788           522,116            21,557           372,164
  Other borrowings                               4,351,662         3,219,452         2,399,344         1,331,453         2,085,239
  Stockholders' equity                           6,100,369         5,787,207         5,525,243         5,315,729         5,118,183

Total Average Assets                            84,252,424        79,029,081        74,194,553        71,279,693        69,428,026
Average Earning Assets                          82,963,346        77,773,138        72,951,855        70,035,195        68,047,446
Average Interest-Bearing Liabilities            77,170,533        72,232,450        67,654,192        65,010,212        63,395,485


LOAN BALANCE AND ACTIVITY
  Loans receivable and mortgage-backed
    securities                                $ 83,079,037      $ 78,311,016      $ 72,949,301      $ 69,295,324      $ 67,058,034
  Adjustable rate loans receivable and
    mortgage-backed securities                  79,889,765        75,238,723        69,528,396        66,078,182        63,915,960

  New real estate loans originated            $  9,393,862      $ 10,905,670      $ 10,092,199      $ 8,044,095       $  6,942,757
  New adjustable rate mortgages as a
    percentage of new real estate loans
    originated                                          98%               98%               93%               91%               91%
  New refinanced mortgages as a percentage of
    new real estate loans originated                    72%               70%               70%               70%               72%


LOANS SOLD AND SERVICED DATA

  Loan sales                                  $    131,589      $    401,091      $  1,117,899      $    894,345      $    804,541
  Loans serviced for others                      5,438,165         5,764,986         5,886,668         5,653,002         5,566,570
  Balance of capitalized mortgage servicing
    rights                                          82,503            88,967            92,098            82,060            74,192


NONPERFORMING ASSETS
    Loans and MBS 90 days or more past due    $    399,904      $    410,064      $    409,001      $    436,595      $    432,479
    Foreclosed real estate                          13,348            13,904            16,838            11,027            11,362
                                              ------------      ------------      ------------      ------------      ------------
       Total nonperforming assets             $    413,252      $    423,968      $    425,839      $    447,622      $    443,841
                                              ============      ============      ============      ============      ============

Ratio of nonperforming assets (NPAs) to total
  assets                                               .48%              .51%              .56%              .62%              .63%
Ratio of troubled debt restructured (TDRs) to
  total assets                                         .01%              .00%              .00%              .00%              .00%
Ratio of NPAs and TDRs to total assets                 .48%              .51%              .56%              .62%              .63%


SPREAD DATA
  Yield on loan portfolio                             4.58%             4.61%             4.73%             4.92%             5.08%
  Yield on interest-earning investments               1.05%              .93%             1.10%             1.27%             1.39%
  Yield on interest-earning assets                    4.55%             4.54%             4.70%             4.90%             5.07%

  Cost of deposits                                    1.85%             1.85%             1.95%             2.12%             2.25%
  Cost of borrowings                                  1.32%             1.37%             1.45%             1.58%             1.67%
  Cost of funds                                       1.63%             1.67%             1.78%             1.94%             2.06%

Yield on interest-earning assets less cost of
   funds (Primary Spread)                             2.92%             2.87%             2.92%             2.96%             3.01%

(a)  Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.

                                                                    Exhibit 99.2
FOR FURTHER INFORMATION CONTACT                            FOR IMMEDIATE RELEASE
William C. Nunan, Group Senior Vice President
Telephone:  (510) 446-3614

April 20, 2004


GOLDEN WEST FINANCIAL RELEASES THIRTEEN MONTH STATISTICAL DATA


Oakland, California: Golden West Financial Corporation, parent of World Savings Bank, today released statistical data for the thirteen months ended March 31, 2004.

Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $85 billion as of March 31, 2004. The Company currently operates 492 savings and lending offices in 38 states under the World name. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.

                        (Financial Information Attached)

                                            GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                                                       MONTHLY FINANCIAL HIGHLIGHTS
                                                          March 2003 - March 2004
                                                           (Dollars in millions)
                                                          2004                                          2003
                                          --------------------------------------  --------------------------------------------------
                                             MAR           FEB          JAN          DEC          NOV          OCT          SEP
                                          -----------  ------------  -----------  -----------  -----------  -----------  -----------
Total Assets                                $ 86,605      $ 84,945     $ 82,910     $ 82,550     $ 79,661     $ 77,748     $ 76,158

Cash and Investments                        $  1,372      $  1,839     $  1,216     $  2,140     $  1,285     $  1,045     $  1,169

Loans and MBS                               $ 83,079      $ 81,003     $ 79,600     $ 78,311     $ 76,272     $ 74,645     $ 72,949
Adjustable Rate Mortgages and MBS           $ 79,890      $ 78,042     $ 76,769     $ 75,239     $ 73,222     $ 71,521     $ 69,528

Loans Originated - Month                    $  3,839      $  2,690     $  2,865     $  3,761     $  3,276     $  3,869     $  3,698
  Percentage ARMs - Month                         98%           98%          98%          98%          98%          98%          97%
  Percentage Refinances - Month                   72%           74%          71%          71%          70%          69%          67%
Loans Originated - YTD                      $  9,394      $  5,555     $  2,865     $ 35,985     $ 32,224     $ 28,948     $ 25,079
  Percentage ARMs - YTD                           98%           98%          98%          94%          93%          92%          92%
  Percentage Refinances - YTD                     72%           72%          71%          70%          70%          70%          71%

Total Deposits                              $ 47,384      $ 47,131     $ 46,875     $ 46,727     $ 46,489     $ 46,434     $ 46,145

Total Deposit Net Activity - Month          $    253      $    256     $    148     $    238     $     55      $   289      $   384

Total Deposit Net Activity - YTD            $    657      $    404     $    148     $  5,688     $  5,450     $  5,395     $  5,106

Federal Home Loan Bank Borrowings           $ 24,806      $ 24,110     $ 22,008     $ 22,000     $ 20,689     $ 20,190     $ 19,690
Other Borrowings:
   Reverse Repurchases                         2,672         1,971        2,571        3,021        2,572        1,372          722
   Federal Funds Purchased                         0             0            0            0            0          100          300
   Bank Notes                                  2,505         3,509        3,413        3,016        1,971        1,837        1,490
   Senior Debt                                 1,990           992          991          991          991          991          991
   Subordinated Notes                              0             0            0            0            0            0          200
                                          -----------  ------------  -----------  -----------  -----------  -----------  -----------
         Total Borrowings                   $ 31,973      $ 30,582     $ 28,983     $ 29,028     $ 26,223     $ 24,490     $ 23,393
                                          ===========  ============  ===========  ===========  ===========  ===========  ===========

Yield on Loan Portfolio                         4.58%         4.61%        4.60%        4.61%        4.64%        4.68%        4.73%
Yield on Interest-Earning Investments           1.05          1.05         1.04          .93         1.03         1.04         1.10
                                          -----------  ------------  -----------  -----------  -----------  -----------  -----------
   Combined Yield on Interest-Earning Assets    4.55%         4.56%        4.57%        4.54%        4.61%        4.65%        4.70%

Cost of Deposits                                1.85%         1.85%        1.85%        1.85%        1.86%        1.87%        1.95%
Cost of Federal Home Loan Bank Borrowings       1.23          1.25         1.28         1.28         1.28         1.28         1.27
Cost of Other Borrowings                        1.64          1.68         1.66         1.66         1.80         1.97         2.38
                                          -----------  ------------  -----------  -----------  -----------  -----------  -----------
   Combined Cost of Funds                       1.63%         1.65%        1.67%        1.67%        1.69%        1.71%        1.78%
                                          -----------  ------------  -----------  -----------  -----------  -----------  -----------

Net Interest Rate Spread (Primary Spread)       2.92%         2.91%        2.90%        2.87%        2.92%        2.94%        2.92%
                                          ===========  ============  ===========  ===========  ===========  ===========  ===========

Loans Sold                                  $     51      $     31     $     50     $    113     $     83     $    205     $    231

Loan and MBS Repayments and Payoffs - Month $  1,949      $  1,401     $  1,323     $  1,717     $  1,543     $  1,845     $  1,918
As a % of Prior Month Loan Balances
(Annualized)                                   28.87%        21.13%       20.28%       27.02%       24.81%       30.35%       32.30%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets           .48%          .52%         .52%         .51%         .52%         .54%         .56%




                                                                Page 1 of 2



               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                          MONTHLY FINANCIAL HIGHLIGHTS
                             March 2003 - March 2004
                              (Dollars in millions)
                                                                                        2003
                                                   --------------------------------------------------------------------------------
                                                       AUG           JUL          JUN          MAY           APR           MAR
                                                   ------------  ------------ ------------- -----------  ------------  ------------
Total Assets                                          $ 75,028      $ 73,395      $ 72,198    $ 72,059      $ 70,859      $ 70,004

Cash and Investments                                  $  1,693      $  1,365       $   873    $  1,570      $  1,031      $    924

Loans and MBS                                         $ 71,270      $ 70,038      $ 69,295    $ 68,474      $ 67,821      $ 67,058
Adjustable Rate Mortgages and MBS                     $ 67,843      $ 66,868      $ 66,078    $ 65,318      $ 64,633      $ 63,916

Loans Originated - Month                              $  3,237      $  3,157      $  2,786    $  2,606      $  2,652      $  2,531
  Percentage ARMs - Month                                   92%           90%           92%         91%           90%           91%
  Percentage Refinances - Month                             71%           71%           70%         70%           71%           71%
Loans Originated - YTD                                $ 21,381      $ 18,144      $ 14,987    $ 12,201      $  9,595      $  6,943
  Percentage ARMs - YTD                                     91%           91%           91%         90%           90%           91%
  Percentage Refinances - YTD                               71%           71%           71%         71%           72%           72%

Total Deposits                                        $ 45,761      $ 44,968      $ 44,386    $ 44,083      $ 43,595      $ 43,503

Total Deposit Net Activity - Month                     $   793      $    582       $   303    $    488        $   92      $    795

Total Deposit Net Activity - YTD                      $  4,722      $  3,929      $  3,347    $  3,044      $  2,556      $  2,464

Federal Home Loan Bank Borrowings                     $ 19,131      $ 18,923      $ 19,927    $ 20,374      $ 19,878      $ 18,882
Other Borrowings:
   Reverse Repurchases                                     623           723            21          22            21            22
   Federal Funds Purchased                                   0             0           265           0             0           200
   Bank Notes                                            1,590         1,090           100           0             0             0
   Senior Debt                                             991           991           990         990           990           990
   Subordinated Notes                                      200           200           200         200           200           200
                                                   ------------  ------------ ------------- -----------  ------------  ------------
         Total Borrowings                             $ 22,535      $ 21,927      $ 21,503    $ 21,586      $ 21,089      $ 20,294
                                                   ============  ============ ============= ===========  ============  ============

Yield on Loan Portfolio                                   4.80%         4.86%         4.92%       4.96%         5.02%         5.08%
Yield on Interest-Earning Investments                     1.03          1.06          1.27        1.30          1.34          1.39
                                                   ------------  ------------ ------------- -----------  ------------  ------------
   Combined Yield on Interest-Earning Assets              4.74%         4.81%         4.90%       4.91%         5.00%         5.07%

Cost of Deposits                                          2.03%         2.06%         2.12%       2.14%         2.17%         2.25%
Cost of Federal Home Loan Bank Borrowings                 1.29          1.32          1.37        1.40          1.43          1.46
Cost of Other Borrowings                                  2.49          2.67          4.17        5.03          5.03          4.51
                                                   ------------  ------------ ------------- -----------  ------------  ------------
   Combined Cost of Funds                                 1.84%         1.88%         1.94%       1.97%         1.99%         2.06%
                                                   ------------  ------------ ------------- -----------  ------------  ------------

Net Interest Rate Spread (Primary Spread)                 2.90%         2.93%         2.96%       2.94%         3.01%         3.01%
                                                   ============  ============ ============= ===========  ============  ============

Loans Sold                                            $    431      $    456      $    336    $    286      $    272      $    252

Loan and MBS Repayments and Payoffs - Month           $  1,920      $  1,949      $  1,728    $  1,662      $  1,681      $  1,473
As a % of Prior Month Loan Balances (Annualized)         32.90%        33.75%        30.28%      29.41%        30.07%        26.72%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets                     .57%          .60%          .62%        .63%          .64%          .63%



                                   Page 2 of 2